UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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WAITR HOLDINGS INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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c/o Continental Proxy Services 1 State Street, New York NY 10004 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Waitr Holdings Inc. 214 Jefferson Street, Suite 200, Lafayette, LA 70501 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Tuesday, June 15, 2021 *Stockholders are cordially invited to attend the Annual Meeting and to vote on the Internet or by mail. Dear Stockholder, The 2021 Annual Meeting of Stockholders of Waitr Holdings Inc., a Delaware corporation, will be conducted virtually over the internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the Annual Meeting being held on Tuesday, June 15, 2021 at 11:00 AM Eastern Daylight Time by visiting https://www.cstproxy.com/waitrapp/2021. Proposals to be considered at the Annual Meeting: (1) To re-elect Jonathan Green as a Class III director, to serve until the 2024 Annual Meeting of Stockholders or until his respective successor shall have been duly elected and qualified or until his earlier resignation, death or removal; (2) To approve, by advisory vote, executive compensation. (3) To approve, by advisory vote, the frequency of advisory votes on executive compensation. (4) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (5) To transact such other business as may properly be raised at the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” the nominee under Proposal 1, “FOR” Proposals 2 and 4, and for “ONE YEAR” under Proposal 3.Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/waitrapp/2021 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. To view the Proxy Materials please go to: https://www.cstproxy.com/waitrapp/2021 CONTROL NUMBER

214 Jefferson Street, Suite 200, Lafayette, LA 70501 Important Notice Regarding the vailability of Proxy Materials For the 2021 Annual Meeting of Stockholders to be Held On June 15, 2021The https://www. following cstproxy. Proxy Materials com/waitrapp/2021 are available to you to review at: - the Company’s Annual Report for the year ended December 31, 2020. - the Company’s 2021 Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to stockholders.This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 1, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 917-262-2373, or By logging on to https://www.cstproxy.com/waitrapp/2021 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line